Insurance Letters of Credit – Master Agreement
Form 3/CEP

AGREEMENT DATED 28th April 2010

BETWEEN:

FLAGSTONE REASSURANCE SUISSE, S.A.
Rue du College 1, CH-1920, Martigny, Switzerland (“Flagstone Re”);

Flagstone Capital Management Luxembourg SICAF – FIS
37 Val St André
L-1128 Luxembourg (“the Company”);

AND

(1)	CITIBANK EUROPE PLC (“CEP”) whose offices and registered address are at 1
North Wall Quay, I.F.S.C., Dublin 1, Ireland.

PRELIMINARY STATEMENT

Subject to the Company’s satisfaction of the terms and conditions contained in this Agreement, CEP agrees to establish letters of credit or similar or equivalent acceptable instruments (each a "Credit" and collectively the "Credits") on behalf of the Company and Flagstone Re in favour of beneficiaries located in the United States of America or elsewhere (the "Beneficiary" or "Beneficiaries" as relevant). In furtherance of this Agreement, the parties have separately agreed the contractual or security arrangements that will apply in respect of Flagstone Re’s and the Company’s obligations under or pursuant to this Agreement.

1.       AGREEMENT

It is agreed between us in relation to each Credit that:-

1.1
In order to establish a Credit, Flagstone Re or the Company is required to submit an application form to CEP (“the Application Form”).  The Application Form must (a) be in such form as CEP is willing to accept for this purpose; Application Forms may, subject to CEP’s agreement, be received via any electronic system(s) or transmission arrangement(s); (b) be completed by or on behalf of the Company  in accordance with the terms of the Company’s banking mandate(s) or other authorities lodged with CEP or in accordance with arrangement(s) made with CEP from time to time; and (c) indicate therein the name of the Beneficiary and the amount and term of the Credit required.  Upon receipt of an Application Form that satisfies the above criteria, CEP shall establish on behalf of Flagstone Re an irrevocable clean sight Credit (or such other form of Credit as may be required by the Application Form relating thereto) available, in whole or in part, by the Beneficiary’s sight draft (the Company and Flagstone Re hereby agreeing that CEP may accept as a valid ”sight draft” any written or electronic demand or other request for payment under the Credit, even if such demand or other request is not in the form of a negotiable instrument) on CEP or otherwise as may be required by the terms of the Credit; provided, however, that:

(i)	the opening of any Credit hereunder shall, in every instance, be at CEP’s option and nothing herein shall be construed as obliging CEP to open any Credit;

(ii)	prior to the establishment of any Credit or in order to maintain a Credit the Company and Flagstone Re undertake as follows:

(a)
forthwith at CEP’s request to deposit, at an Approved Bank, in an account or accounts in the Company’s name, cash or securities or a combination of cash and securities of such amount and in such combination as CEP may require (a "Deposit").  “Approved Bank” for the purposes of this Clause 1.1(ii)(a) shall mean one or more of the following:- (i) Citibank, N.A. at their branch at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB; (ii) JPMORGAN Bank Luxembourg S.A. at its office at 6 Route de Trèves, L-2633 Senningerberg, Luxembourg, a bank approved by CEP; or, (iii) such other Citigroup branch or approved bank as CEP may designate and notify to the Company; and

(b)	should a Deposit have been requested, to execute CEP’s standard form charge documentation in relation to the accounts opened pursuant to Clause 1.1 (ii) (a) above.

1.2
Without prejudice to the generality of Clause 1.1 (i), the opening of any Credit hereunder shall be dependent upon CEP being satisfied, in its absolute discretion, that a Deposit has been carried out and that the documentation required to be executed under Clause 1.1 (ii) (b) has been validly executed;

1.3	The Company and Flagstone Re undertake to reimburse CEP, on demand, the amount of any and all drawings (including, for the avoidance of doubt, drawings presented electronically) under each Credit;

1.4
The Company and Flagstone Re undertake to indemnify CEP, on demand, for and against all actions, proceedings, losses, damages, charges, costs, expenses, claims and demands which CEP may incur, pay or sustain in connection with each Credit and/or this Agreement, howsoever arising (unless resulting from CEP’s own gross negligence or wilful misconduct);

1.5
The Company and Flagstone Re undertakes to pay CEP, on demand, such fees and/or commissions of such amount(s) and/or at such rate(s) as shall have been or may be advised by CEP to the Company as payable in connection with each Credit;

1.6
The Company and Flagstone Re hereby irrevocably authorises CEP to make any payments and comply with any demands which may be claimed from or made upon CEP in connection with any Credit without any reference to, or further authority from, the Company and Flagstone Re.  The Company and Flagstone Re hereby agrees that it shall not be incumbent upon CEP to enquire or take notice of whether or not any such payments or demands claimed from or made upon CEP in connection with each Credit are properly made or whether any dispute exists between the Company and Flagstone Re and the Beneficiary thereof.  The Company and Flagstone Re further agrees that any payment CEP makes in accordance with the terms and conditions of each Credit shall be binding upon the Company and Flagstone Re and shall be accepted by the Company and Flagstone Re as conclusive evidence that CEP was liable to make such payment or comply with such demand.

2.       REPRESENTATIONS AND WARRANTIES

2.1	The Company and Flagstone Re represents and warrants to CEP and undertakes that:-

(i)	it has and will at all times have the necessary power to enable it to enter into and perform the obligations expressed to be assumed by it under this Agreement;

(ii)	the Agreement constitutes its legal, valid, binding and enforceable obligation effective in accordance with its terms; and

(iii)
all necessary authorisations to enable or entitle it to enter into this Agreement have been obtained and are in full force and effect and will remain in such force and effect at all times during the subsistence of this Agreement;

2.2         The Company and Flagstone Re represents and warrants to CEP that:-

(i)	it is not unable to pay its debts as they fall due;

(ii)	it has not been deemed or declared to be unable to pay its debts under any applicable law;

(iii)	it has not suspended making payments on any of its debts;

(iv)	it has not, by reason of actual or anticipated financial difficulties, commenced negotiations with any of its creditors with a view to rescheduling any of its indebtedness;

(v)	the value of its assets is not less than its liabilities (taking into account contingent and prospective liabilities);

(vi)	no moratorium has been declared in respect of any of its indebtedness; and

(vii)	no analogous or similar event or concept to those set out in this Clause 2.2 has occurred or is the case under the laws of any jurisdiction.

3.	MULTIPLE APPLICANTS

Where an application form has been completed by or on behalf of any other applicant(s) with whom CEP has entered into an agreement similar or equivalent in effect to this Agreement, and a separate application form has been completed by or on behalf of Flagstone Re which corresponds, in CEP’s opinion with such other application form (or any other combination of circumstances exist which, in CEP’s opinion, are reasonably equivalent to the foregoing), then CEP shall be at liberty to open a single Credit jointly on behalf of Flagstone Re and such other applicant(s) (together “the Applicants”).  In such event the following provisions shall apply:-

(a)	The Company and Flagstone Re’s obligations pursuant to Clause 1.3 shall be in respect of its due proportion of each drawing under any such Credit;

(b)
In establishing the Company and Flagstone Re’s due proportion of each drawing under any such Credit CEP is hereby irrevocably authorised to make apportionments between the Applicants (i) on a pro rata basis by reference to the amounts set forth in the application forms originally completed by the Applicants in respect of such Credit (and after taking into account any subsequent increases or decreases in such Credit effected by CEP for the Applicants accounts) or, if CEP should so choose (ii) in reliance on the instructions and advice of, and information provided by, the relevant Insurance Broker (construed in accordance with Clause 4); and

(c)	For the purposes of Clause 1.4 above, CEP may make any required apportionments in such manner as it, in its sole discretion, considers to be fair and reasonable.

4.	INSURANCE BROKER

CEP may refer any query or problem arising in connection with this Agreement, or any transaction hereby contemplated to the insurance broker or other intermediary (a) through whom CEP originally received the Application Form relating to the Credit in question (or the person(s) who purport to have succeeded to the business thereof) or (b) who, in CEP’s opinion, acts in connection with such Credit (“the Insurance Broker”).  In addition, CEP may respond to any question relating to the status of any Credit made by the Insurance Broker (and, in such response, if CEP considers that it is material to make reference to the subject matter of any other agreement(s) now or hereafter entered into between the parties in connection with this Agreement, CEP may disclose such information relating thereto as it, in its sole discretion, considers to be appropriate).

5.	EXTENSION/ TERMINATION

5.1	(a)
Any Credit established hereunder may, if requested by the Company and Flagstone Re on the relevant  Application Form and subject to CEP’s consent, bear a clause to the effect that it will automatically be extended for successive periods of one year (or such other period as may be stated in the relevant Application Form) UNLESS the Beneficiary has received from the bank or institution issuing the Credit (the "Issuing Bank") by registered mail (or other appropriate receipted delivery) notification of intention not to renew such Credit at least 30 days (or such other period as may be stated in the relevant Application Form) prior to the end of the original term or, as the case may be, of a period of extension (the "Notice Period").

(b)
The Issuing Bank shall be under no obligation to the Company and Flagstone Re to send the Beneficiary such notification (and without such notification to the Beneficiary the Credit will be automatically extended as provided above) UNLESS the Company and Flagstone Re (or any one or more of the other parties (if any) for whose account(s) such Credit may also have been established as contemplated by Clause 3 above) shall have sent notification to CEP by registered mail (or other means acceptable to CEP) of its election not to renew such Credit at least 30 days prior to the commencement of the Notice Period.

(c)
CEP will, as soon as is reasonably possible, give the Company and Flagstone Re advice of CEP’s receipt of any such notice from any other such parties. We understand that receipt by you of any such notice may result in the whole of such Credit being cancelled (and not just the portion attributable to us in the case of a joint credit as referred to in Clause 3 above).

(d)
CEP reserves the right, at its sole option and discretion, to give or procure the giving at any time to the Beneficiary of notification of intention not to renew any Credit.  If CEP exercises such said right, it will give the Company and Flagstone Re notice in writing thereof as soon as is reasonably possible.

5.2
If, as provided for in Clause 5.1, the Issuing Bank has given notification not to renew such Credit, then CEP may (but shall not be obliged to) without further authority from the Company and Flagstone Re (or from any of the other persons as aforesaid) arrange for the Beneficiary to accept:-

(a)
a substitute Credit (the "Substitute Credit") from the Issuing Bank on terms identical to such Credit except that (i) the amount of the Substitute Credit will be equal to the then undrawn face value of such Credit less the portion thereof (determined by CEP) to be attributable to the person(s) (the "Excluded Person(s)") who gave a notice of non-renewal to CEP or, as the case may be, for whom CEP do not wish to arrange the issuance of the Substitute Credit; and (ii) the original term of the Substitute Credit will, subject to renewal as mentioned in Clause 5.1 above, be up to one year in duration (or such longer duration as may be required by any regulatory or other authority having jurisdiction as to the acceptability of the Substitute Credit); or

(b)
such other arrangement, compromise, release or waiver as, CEP in its sole opinion, deems will result in the same effect being achieved as in Clause 5.2 (a).  CEP will, as soon as reasonably possible, advise the Company and Flagstone Re (unless it is the, or one of the, Excluded Person(s)) of the matter(s) effected by it pursuant to this Clause 5.2.

6.       UCC/ ISP

CEP may, at its sole option, arrange for the issuance of any Credit as being subject to either (i) the Uniform Customs and Practice for Documentary Credits (1993 Revision) ICC Publication No. 500 (“the UCP”) or (ii) the International Chamber of Commerce Publication No. 590 - the International Standby Practices 1998 (the “ISP”), (or any subsequent version of either); provided however that CEP may agree such modifications thereof as may be required by any regulatory or other authority having jurisdiction as to the acceptability of the Credit in question.

7.       PREVIOUS AGREEMENTS

7.1
Unless otherwise agreed between CEP and the Company or Flagstone Re in writing, the previous agreement(s) (if any) entered into between them (other than those at any time governed by a "Master Agreement – London Market Letter of Credit Scheme" or substantially equivalent agreement) governing Credits established by CEP on the Company’s and Flagstone Re’s behalf in favour of Beneficiaries shall, on due execution by the parties of this Agreement, cease to apply to all such Credits, which Credits shall henceforth be governed by this Agreement.

7.2
For the avoidance of doubt any letter or letters of credit or similar or equivalent instrument or instruments (the "Existing Credit(s)") which has or have been established or opened pursuant to the terms of any previous agreement(s) entered into between the Company or Flagstone Re and Citibank, N.A. governing the Existing Credits (including any security arrangements that apply in respect of any obligation under or pursuant to such previous agreement(s)) (the "Existing Agreement(s)") shall continue in force until cancelled.  The Existing Agreement(s) shall continue to apply to the Existing Credit(s) until all the Existing Credit(s) have been cancelled.  The Company and Flagstone Re undertakes, on CEP’s request, to take all reasonable steps to procure that any cancelled Existing Credit(s) are destroyed or returned to CEP.

8.	CREDIT CHOICE OF LAW

If, at the Company or Flagstone Re’s request, a Credit expressly chooses a state or country law other than New York, U.S.A. or Luxembourg law, or is silent with respect to the UCP, the ISP or a governing law, CEP shall not be liable for any payment, cost, expense or loss resulting from any action or inaction it takes provided such action or inaction is justified under UCP, ISP, New York law, Luxembourg law or the law governing the Credit.

9.       BRANCHES/ CORRESPONDENT BANKS

9.1	The Company and Flagstone Re acknowledges that CEP may carry out any of its obligations or exercise any of its rights under this Agreement through any of its offices or branches, wheresoever situated.

9.2
The Company and Flagstone Re further understands that CEP reserves the right to issue any Credit through any third party correspondent of its choice and/or to have any Credit confirmed by Citibank, N.A.  In such circumstances, CEP will be required to guarantee reimbursement to such correspondent and/or Citibank, N.A. of any payments which such correspondent and/or Citibank, N.A. may make under the Credit in question and such guarantee (howsoever described) shall be treated mutatis mutandis as a Credit for the purpose of this Agreement.

10.       INCREASES/ REINSTATEMENTS

The provisions of the foregoing Clauses shall be equally applicable to any increase, extension, renewal, partial renewal, modification or amendment of, or substitute instrument for, any Credit to which they apply.  If for any reason any amount paid under any Credit is repaid, in whole or in part, by the Beneficiary thereof, CEP may, in its sole discretion, treat (or procure the treatment of) such repayment as a reinstatement of an amount (equal to such repayment) under such Credit.  The value date CEP applies to any such reinstatement shall not be earlier than the date of such repayment and CEP shall not be liable for losses of any nature which the Company or Flagstone Re may suffer or incur and/or which may arise from any inadvertent or erroneous drawing.

11.       NOTICES

11.1	Any notice or demand to be served on the Company or Flagstone Re by CEP hereunder may be served:

(a)       on any of the Company’s or Flagstone Re’s officers personally;

(b)	by letter addressed to the Company or Flagstone Re or to any of its officers and left at the Company or Flagstone Re’s registered office or at any one of its principal places of business;

(c)	by posting the same by letter addressed in any such manner as aforesaid to such registered office or principal place of business; or

(d)	by facsimile addressed in any such manner as aforesaid to any then published facsimile number of the Company and Flagstone Re.

11.2
Unless otherwise stated, any notice or demand to be served on CEP by the Company or Flagstone Re hereunder must be served either at CEP’s address as stated above (or such other address as CEP may notify us of from time to time) or by facsimile to such number as CEP may notify the Company of from time to time.

11.3	Any notice or demand:-

(a)
sent by post to any address in the Republic of Ireland or the United Kingdom shall be deemed to have been served on the Company or Flagstone Re at 10am. (London time) on the first Business Day after the date of posting (in the case of an address in the Republic of Ireland) and on the second Business Day after posting (in the case of an address in the United Kingdom) or, in the case of an address outside the Republic of Ireland or the United Kingdom (or a notice or demand to CEP), shall be deemed to have been served on the relevant party at 10am. (London time) on the third Business Day after and exclusive of the date of posting; or

(b)	sent by facsimile shall be deemed to have been served on the relevant party when dispatched.

11.4
In proving service by post it shall be sufficient to show that the letter containing the notice or demand was properly addressed and posted and such proof of service shall be effective notwithstanding that the letter was in fact not delivered or was returned undelivered.

11.5	In this Clause 11, "Business Day" shall be construed as a reference to a day (other than a Saturday or a Sunday) on which banks are generally open in London.

12.       ASSIGNMENT/ NOVATION

12.1
CEP has a full and unfettered right (a) to assign or otherwise dispose of the whole or any part of its rights and/or benefits under this Agreement or (b) (subject to Clauses 12.2 to 12.5) to novate or otherwise dispose of its rights and obligations under this Agreement.  The words "CEP" and "CEP’s" wherever used in Clauses 12.2 to 12.5 shall be deemed to include CEP’s assignees and novatees and other successors, whether immediate or derivative, who shall be entitled to enforce and proceed upon this Agreement in the same manner as if named herein. CEP shall be entitled to impart any information concerning the Company or Flagstone Re to any such assignee, novatee or other successor or any sub-participant or proposed assignee, novatee, successor or sub-participant.

12.2
The person who is for the time being liable to perform CEP’s obligations under this Agreement (a "Transferring Bank") shall be entitled to novate at any time, upon service of a notice on the Company or Flagstone Re in the form attached as Schedule One to this Agreement (a "Novation Notice"), any or all of its rights and obligations under, and the benefit of, this Agreement to any Permitted Transferee.  With effect from the date on which a Novation Notice is executed by the Transferring Bank and the Permitted Transferee and served on the Company and Flagstone Re (the "Novation Date"), the provisions of Clause 12.3 shall have effect (but not otherwise).

12.3	With effect from (and subject to the occurrence of) the Novation Date:

12.3.1
the Permitted Transferee shall be bound by the terms of this Agreement (as novated) in every way as if the Permitted Transferee was and had been a party hereto in place of the Transferring Bank and the Permitted Transferee shall undertake and perform and discharge all of CEP’s obligations and liabilities under this Agreement (as novated) whether the same fell or fall to be performed or arose or arise on, before or after the Novation Date;

12.3.2
the Company and Flagstone Re shall release and discharge the Transferring Bank from further performance of its obligations arising in favour of the Company and Flagstone Re on and after the Novation Date under this Agreement and all claims and demands whatsoever in respect thereof against the Transferring Bank, and the Company and Flagstone Re shall accept the liability of the Permitted Transferee in respect of such obligations in place of the liability of the Transferring Bank;

12.3.3
the Transferring Bank shall release and discharge the Company and Flagstone Re from further performance of its obligations arising in favour of the Transferring Bank on and after the Novation Date under this Agreement and all claims and demands whatsoever in respect thereof by the Transferring Bank; and

12.3.4
the Company and Flagstone Re shall be bound by the terms of this Agreement (as novated) in every way, and it shall undertake and perform and discharge in favour of the Permitted Transferee each of its obligations whether the same fell or fall to be performed or arose or arise on, before or after the Novation Date and expressed to be owed to CEP.

12.4
Without prejudice to the automatic novation of the Transferring Bank’s rights and obligations pursuant to Clause 12.3, the Company and Flagstone Re undertakes to sign and return promptly each acknowledgement of the Novation Notice from time to time delivered to it promptly following receipt of the same from the Transferring Bank.

12.5	For the purposes of this Clause 12 a "Permitted Transferee" shall mean any holding company, subsidiary or affiliate of Citigroup Inc.

13.       SET-OFF

13.1
The Company and Flagstone Re hereby irrevocably authorises CEP to debit and credit, on the Company and Flagstone Re’s behalf, any account or accounts which are held in the Company or Flagstone Re’s name with Citibank, N.A.

13.2	The Company and Flagstone Re hereby agrees that Citibank N.A. shall be entitled to rely on and action any credit or debit made by CEP in accordance with Clause 13.1.

14.	GOVERNING LAW/ JURISDICTION

This Agreement shall be governed by English law and, for CEP’s benefit, the Company hereby irrevocably submits to the jurisdiction of the English Courts in respect of any dispute which may arise from or in connection with this Agreement. The terms of this Agreement may not be waived, modified or amended unless such waiver, modification or amendment is in writing and signed by CEP nor may the Company assign any of its rights hereunder without CEP’s prior written consent.

15.       MISCELLANEOUS PROVISIONS

15.1
Subject to this Clause and to Clause 13.2 a person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce any terms of this Agreement.

15.2	Citibank, N.A. may enforce the terms of Clause 13.2 subject to, and in accordance with, this Clause 15.2 and Clause 14 and the provisions of the Third Parties Act.

15.3	The parties to this Agreement do not require the consent of Citibank, N.A. to rescind or vary this Agreement at any time.

15.4
If Citibank, N.A. brings proceedings to enforce the terms of Clause 13.2, the Company and Flagstone Re shall only have available to it by way of defence, set-off or counterclaim a matter that would have been available by way of defence, set-off or counterclaim if Citibank, N.A. had been party to this Agreement.

15.5
Citibank, N.A. may not take proceedings to enforce Clause 13.2 unless and until it gives notice in writing to the Company and Flagstone Re in any manner as is permitted by Clause 11, agreeing irrevocably to the provisions of Clause 14.

EXECUTED THIS DAY ABOVE WRITTEN BY:

Flagstone Capital Management Luxembourg SICAF – FIS
__________________________________
*(Full name of the Company)

_____________________________________	___________________________________
(Signature(s))	(Signature(s))

Dated________________________________

Flagstone Réassurance Suisse, SA
__________________________________
*(Full name of the Company)

_____________________________________	___________________________________
(Signature(s))	(Signature(s))

Dated________________________________

AND

CITIGROUP EUROPE PLC
___________________________________
*(Full name of the Company)

_____________________________________
(Signature(s))

Dated________________________________

SCHEDULE ONE

Form of Novation Notice for Clause 12

To:	[ ]
Date:
Dear Sirs

Insurance Letters of Credit – Master Agreement (Form 3/CEP) dated [        ] and made between Citibank Europe plc and [                        ] (the "Agreement")

We refer to Clause 12 of the Agreement.  We hereby notify you that we wish to exercise our option to novate under Clause 12 thereof so that with effect from today's date the rights, liabilities and obligations of [name of Transferring Bank] shall be novated to [name of Permitted Transferee] in the manner set out in Clause 12 thereof.

The relevant address for the purposes of Clauses 5.1 and 11 is as follows:

[insert new address]

Yours faithfully

for and on behalf of
[TRANSFERRING BANK]

for and on behalf of
[PERMITTED TRANSFEREE]

[NAME OF COUNTERPARTY]:

(1)	acknowledges receipt of the Novation Notice; and

(2)	agrees that with effect from the date of the Novation Notice the rights, liabilities and obligations of [ ] are novated to [ ] in the manner set out in Clause 12 of the Agreement.

for and on behalf of
[NAME OF COUNTERPARTY]

Summary of Terms

Letter of Credit Facility

Account Party:	Flagstone Capital Management Luxembourg SICAF – FIS
Facility Amount: Commitment:
US $450,000,000 comprising:

(I) US$225,000,000 for Letters of Credit with a maximum tenor up to 15 months inclusive of any notice period to the beneficiaries (“Standard LCs”).

And

(II) US$225,000,000 for Letters of Credit issued in respect of Funds at Lloyds obligations with a maximum tenor up to 60 months inclusive of any notice period to the beneficiaries (“Extended Tenor LCs).

Uncommitted

Facility:	Letter of Credit facility will be available in US and Canadian dollars, Euros and British Pounds Sterling. Other currencies available with appropriate currency margins
Purpose of facility:	To provide Letters of Credit in support of the Account Party’s reinsurance obligations as a non admitted carrier.
Maturity Date of each Letter of Credit:
The maximum tenor of each Letter of Credit will be up to 15 months and/or 60 months (as provided for above) inclusive of any notice period to the beneficiaries.

Each Letter of Credit if requested by the Account Party may include a clause to the effect that the Letter of Credit will be automatically extended for successive periods that may vary from time to time but are not greater than 1 year.

Availability:
Subject to execution of (i) Account Control Agreement (ii) Securities Account Pledged Agreement and (iii) Master Reimbursement Agreement and acceptance by the Account Party of the terms set out herein. Provision of sufficient collateral prior to the issuance of each letter of credit.

Letters of Credit:	Each Letter of Credit will be in a form acceptable to the NAIC or other appropriate regulatory body.

Facility collateral monitoring: Letter of Credit issuer: Collateral Custodian:	Citibank Europe Plc. Citibank N.A. J.P. Morgan or other custodian acceptable to Citibank.
Interest: Collateral: Documentation: Legal Expenses:
LIBOR or other equivalent overnight borrowing rate plus 1% on the amount of the Letters of Credit drawn by beneficiaries until reimbursement by the Account Party, plus any reserve asset costs that may apply from time to time.

The Account Party will provide security over a portfolio of Acceptable Financial Assets in an amount equal to the Required Account Value (as defined in the Pledge Agreement).  The Required Account Value incorporates a margin on the Acceptable Financial Assets as follows:

Less than 10 years to Maturity:

A) Required Percentage shall be 0%

B) Required Percentage shall be 8.5%.

C) Required Percentage shall be 11.25%

D) Required Percentage shall be 17.75%

E) Required Percentage shall be 11.25%

F) Required Percentage shall be 11.25%

Greater than 10 years to Maturity

A) Required Percentage shall be 0%

B) Required Percentage shall be 14.5%.

C) Required Percentage shall be 17.75%

D) Required Percentage shall be 25%

E) Required Percentage shall be 17.75%

F) Required Percentage shall be 17.75%

A) Cash Deposits

B) Acceptable Financial Assets shall be defined as:  Securities issued by the US government or its agencies (whose debt obligations are fully and explicitly guaranteed as to the timely payment of principal and interest by the full faith and credit of the US government) or the central government of an OECD (Organisation for Economic Co-operation and Development) country, in each case rated AA or AA equivalent or better.

C) Acceptable Financial Assets shall be defined as:  Securities issued by US Government sponsored enterprises or OECD Government sponsored enterprises, (Excluding those covered in asset class D below) in each case rated AA- or AA- equivalent or better.

D)  Acceptable Financial Assets shall be defined as:  Mortgage Backed Securities and Asset Backed Securities issued in US or OECD domiciled countries by government sponsored enterprises, in each case rated AAA or equivalent.

E) Acceptable Financial Assets shall be defined as:  Securities issued by US or OECD Domiciled Corporate Entities (including Mortgage Backed Securities and Asset Backed Securities)  in each case rated AAA or AAA equivalent and not more than 10% by value of the collateral shall be represented by bonds issued by any one issuer. A maximum of $200 million in issued Credits can be secured by Securities within this Category E.

F) Acceptable Financial Assets shall be defined as:  Securities issued by US/OECD Domiciled Corporate Entities in each case rated AA or AA equivalent or better and not more than 10% by value of the collateral shall be represented by bonds issued by any one issuer. A maximum of $100 million in issued Credits can be secured by Securities within this Category F.

Cash deposits are to be held in an account(s) held with Citibank N.A., London branch

The Facility will be subject to execution of the following:-

Form 3 Master Reimbursement Agreement;
Securities Account Pledge Agreement;
Account Control Agreement;
Bank Mandate; and
Contingent communications document.

All Citibank’s legal costs will be for the Account Party.

Anti-Tying Disclosure

Citigroup's Global Corporate and Investment Bank ("GCIB") maintains a policy of strict compliance to the anti-tying provisions of the Bank Holding Company Act of 1956, as amended, and the regulations issued by the Federal Reserve Board implementing the anti-tying rules (collectively, the "Anti-tying Rules").  Moreover, our credit policies provide that credit must be underwritten in a safe and sound manner and be consistent with Section 23B of the Federal Reserve Act and the requirements of federal law.  Consistent with these requirements, and the GCIB's Anti-tying Policy:

•
You will not be required to accept any particular product or service offered by Citigroup or any Citigroup affiliate as a condition to the extension of commercial loans or other products or services to you by Citigroup or any of its subsidiaries, unless such a condition is permitted under an exception to the Anti-tying Rules.

•
GCIB will not vary the price or other terms of any Citigroup product or service based on the condition that you purchase any particular product or service from Citigroup or any Citigroup affiliate, unless we are authorized to do so under an exception to the Anti-tying Rules.

•
GCIB will not require you to provide property or services to Citigroup or any affiliate of Citigroup as a condition to the extension of a commercial loan to you by Citigroup or any Citigroup subsidiary, unless such a requirement is reasonably required to protect the safety and soundness of the loan.

•
GCIB will not require you to refrain from doing business with a competitor of Citigroup or any of its affiliates as a condition to receiving a commercial loan from Citigroup or any of its subsidiaries, unless the requirement is reasonably designed to ensure the soundness of the loan.

Confidentiality Statement

The information contained in this proposal is confidential and is intended solely for the use of Flagstone Réassurance Suisse, S.A. and its employees. This information may not be disclosed outside of Flagstone Réassurance Suisse, S.A. except as required for any necessary regulatory filing, including but not limited to the SEC, and otherwise shall not be duplicated, used or disclosed in whole or in part for any purpose other than to evaluate this proposal.